PRESS RELEASE
FOR IMMEDIATE RELEASE
August 14, 2014

BLUE DOLPHIN ANNOUNCES SECOND QUARTER 2014 FINANCIAL RESULTS

Houston, August 14, 2014 / PR Newswire / -- Blue Dolphin Energy Company (“Blue Dolphin”) announced financial results for the quarter ended June 30, 2014.

For the three months ended June 30, 2014 (the “Second Quarter 2014”), Blue Dolphin reported net income of $1,438,557, or an income of $0.14 per share, compared to a net loss of $5,107,010, or a loss of $0.49 per share, for the three months ended June 30, 2013 (the “Second Quarter 2013”).  Net income for the Second Quarter 2014 was primarily attributable to more favorable refining margins and improved product mix related to jet fuel production. Total revenue from operations for the Second Quarter 2014 was $102,783,935 compared to total revenue from operations of $104,389,873 for the Second Quarter 2013.  The nearly 2% decrease in total revenue from operations was primarily the result of operating 6 fewer days in the Second Quarter 2014 compared to the Second Quarter 2013.

For the six months ended June 30, 2014 (the “Six Months 2014”), Blue Dolphin reported net income of $7,632,830, or an income of $0.73 per share, compared to a net loss of $5,870,341, or a loss of $0.56 per share, for the six months ended June 30, 2013 (the “Six Months 2013”).  Net income for the Six Months 2014 was primarily attributable to more favorable refining margins and improved product mix related to jet fuel production. Total revenue from operations for the Six Months 2014 was $223,214,117 compared to total revenue from operations of $213,634,528 for the Six Months 2013.  The more than 4% increase in total revenue from operations in the Six Months 2014 compared to the Six Months 2013 was primarily the result of increased total refinery throughput.

Financial Highlights:

●
Total Earnings before Interest, Income Taxes and Depreciation (“EBITDA”) increased $6,592,449 to $2,096,895 for the Second Quarter 2014 from a negative EBITDA of $4,495,554 for the Second Quarter 2013; total EBITDA increased $13,758,645 to $9,108,776 for the Six Months 2014 from a negative EBITDA of $4,649,869 for the Six Months 2013;

●
Net Income increased $6,545,567 to $1,438,557 for the Second Quarter 2014 from a net loss of $5,107,010 for the Second Quarter 2013; net income increased $13,503,171 to $7,632,830 for the Six Months 2014 from a net loss of $5,870,341 for the Six Months 2013; and

●	Cash Flow from Operations increased $8,501,451 to $5,345,737 for the Six Months 2014 from a negative cash flow from operations of $3,155,714 for the Six Months 2013.

Business Segments:

Blue Dolphin has two reportable business segments: (i) “Refinery Operations” and (ii) “Pipeline Transportation.”  Business activities related to Blue Dolphin’s “Refinery Operations” business segment are conducted at the crude oil and condensate processing facility located on a 56-acre site in Nixon, Wilson County, Texas (the "Nixon Facility").  Operations at the Nixon Facility also involve the storage and terminaling of petroleum under third-party lease agreements.  Business activities related to Blue Dolphin’s “Pipeline Transportation” business segment are primarily conducted in the U.S. Gulf of Mexico through pipeline assets and leasehold interests in oil and gas properties.  Blue Dolphin’s “Refinery Operations” business segment represents more than 99% of total operations.

Operational Update:

The Nixon Facility operated for 84 days in the Second Quarter 2014 compared to 90 days in the Second Quarter 2013.  For the same periods, average throughput at the Nixon Facility was 11,527 barrels per day ("bpd"), or 77% of operating capacity, and 11,210 bpd, or 75% of operating capacity, respectively.  For the Second Quarter 2014, feedstock runs at the Nixon Facility, which represents barrels of crude oil processed, totaled 968,259 barrels ("bbls") and 1,008,857 bbls, respectively.  For the same period, refinery production totaled 949,645 bbls and 984,922 bbls, respectively.  The “Refinery Operations” business segment generated EBITDA of $2,431,714 for the Second Quarter 2014 compared to a negative EBITDA of $4,009,290 for the Second Quarter 2013.

The Nixon Facility operated for 174 days in the Six Months 2014 compared to 175 days in the Six Months 2013.  For the same periods, average throughput at the Nixon Facility was 11,841 barrels per day ("bpd"), or 79% of operating capacity, and 11,358 bpd, or 76% of operating capacity, respectively.  For the Six Months 2014, feedstock runs at the Nixon Facility, which represents barrels of crude oil processed, totaled 2,060,267 barrels ("bbls") and 1,987,662 bbls, respectively.  For the same period, refinery production totaled 2,023,283 bbls and 1,943,228 bbls, respectively.  The “Refinery Operations” business segment generated EBITDA of $9,721,803 for the Six Months 2014 compared to a negative EBITDA of $3,623,110 for the Six Months 2013.

Non-GAAP Financial Measures:

This press release and its attachments include EBITDA, a financial measures defined as non-GAAP by the Securities and Exchange Commission (the “SEC”).  EBITDA is adjusted for:  (i) items that do not impact Blue Dolphin's income or loss from operations, such as the impact of accounting changes, (ii) income taxes and (iii) interest expense (or income).  Management excludes interest expense (or income) and other expenses or income not pertaining to the operations of Blue Dolphin's business segments from this measure so that investors may evaluate Blue Dolphin's current operating results without regard to Blue Dolphin's financing methods or capital structure.

Blue Dolphin's financial measures may be different than non-GAAP financial measures used by other companies.  The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles ("GAAP").  An explanation of our non-GAAP financial measure and a reconciliation of the financial measure to the GAAP financial measure Blue Dolphin considers most comparable are presented in "Part I, Item 1. Financial Statements -- Note (4) Business Segment Information" and "Part I, Item 2. Management's Discussion of Financial Condition and Results of Operations -- EBITDA" of Blue Dolphin's quarterly report on Form 10-Q for the three and six months ended June 30, 2014, as filed with the SEC on August 14, 2014.

About Blue Dolphin
Blue Dolphin Energy Company (OTCQX: BDCO) is an independent refiner and marketer of refined petroleum products in the Eagle Ford Shale.  Blue Dolphin’s primary business is refinery operations at the Nixon Facility, which includes the refining of crude oil and condensate into marketable finished and intermediate products, as well as petroleum storage and terminaling. Blue Dolphin also owns and operates pipeline assets and has leasehold interests in oil and gas properties.  For additional information, visit Blue Dolphin's corporate website at http://www.blue-dolphin-energy.com.

Contact:
Jonathan P. Carroll
Chief Executive Officer and President
713-568-4725

Certain of the statements included in this press release, which express a belief, expectation or intention, as well as those regarding future financial performance or results, or which are not historical facts, are “forward-looking” statements as that term is defined in the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.  These forward-looking statements are not guarantees of future performance or events and such statements involve a number of risks, uncertainties and assumptions, including but not limited to: changes in the general economic conditions; changes in the underlying demand for our products; fluctuations of crude oil inventory costs and refined petroleum products inventory prices and their effect on our refining margins; our dependence on Genesis Energy, LLC (“Genesis”) and its affiliates for continued financing, sourcing of crude oil inventory and marketing of our refined petroleum products; the early termination of our agreements with Genesis and its affiliates; our dependence on Lazarus Energy Holdings, LLC for continued financing and management of all of our subsidiaries and the operation of all of our assets, including the Nixon Facility, pursuant to the Management Agreement; our ability to generate sufficient funds from operations or obtain financing from other sources; failure to comply with certain financial covenants related to certain of our long-term indebtedness; regulatory changes that reduce the allowable sulfur content for commercially sold diesel in the United States, which will require us to incur significant capital upgrades and could have a material adverse effect on our results of operations, financial condition and cash flows; availability and cost of renewable fuels for blending and Renewable Identification Numbers  to meet Renewable Fuel Standards obligations; strict laws and regulations regarding employee and business process safety to which we are subject, the compliance failure of which could have a material adverse effect on our results of operations and financial condition; potential increased indebtedness, which may reduce our financial flexibility; regulatory restrictions on greenhouse gas emissions, which could force us to incur increased capital and operating costs and could have a material adverse effect on our results of operations and financial condition; access to less than desired levels of crude oil for processing at the Nixon Facility; and the factors set forth under the heading “Risk Factors” in Part I, Item 1A of Blue Dolphin’s annual report on Form 10-K for the year ended December 31, 2013 and Part II, Item 1A of Blue Dolphin’s quarterly report on Form 10-Q for the quarter ended March 31, 2014.  Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated in the forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  The Company undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

# # #

Blue Dolphin Energy Company & Subsidiaries

Consolidated Balance Sheets (Unaudited)

BLUE DOLPHIN ENERGY COMPANY & SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
	June 30,	December 31,
	2014	2013

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,441,199	$434,717
Restricted cash	1,004,497	327,388
Accounts receivable	8,136,853	13,487,106
Prepaid expenses and other current assets	299,979	333,683
Deposits	861,713	1,219,660
Inventory	7,501,537	4,686,399
Total current assets	19,245,778	20,488,953

Total property and equipment, net	36,237,745	36,388,666
Surety bonds	850,000	-
Debt issue costs, net	481,636	498,536
Trade name	303,346	303,346
TOTAL ASSETS	$57,118,505	$57,679,501

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$16,829,706	$20,783,541
Accounts payable, related party	2,263,719	3,659,340
Notes payable	1,949,401	11,884
Asset retirement obligations, current portion	64,981	107,388
Accrued expenses and other current liabilities	2,138,781	1,600,444
Interest payable, current portion	50,348	40,272
Long-term debt, current portion	427,176	2,215,918
Total current liabilities	23,724,112	28,418,787

Long-term liabilities:
Asset retirement obligations, net of current portion	1,893,764	1,490,273
Deferred revenues and expenses	777,966	-
Long-term debt, net of current portion	9,731,190	13,889,349
Long-term interest payable, net of current portion	1,169,931	1,767,381
Total long-term liabilities	13,572,851	17,147,003

TOTAL LIABILITIES	37,296,963	45,565,790

STOCKHOLDERS' EQUITY
Common stock ($0.01 par value, 20,000,000 shares authorized;10,596,218 and 10,580,973
shares issued at June 30, 2014 and December 31, 2013, respectively)	105,963	105,810
Additional paid-in capital	36,698,813	36,623,965
Accumulated deficit	(16,183,234)	(23,816,064)
Treasury stock, 150,000 shares at cost	(800,000)	(800,000)
Total stockholders' equity	19,821,542	12,113,711

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$57,118,505	$57,679,501

See notes to consolidated financial statements in Blue Dolphin's quarterly report on Form 10-Q for the three and six months ended June 30, 2014.

Blue Dolphin Energy Company & Subsidiaries

Consolidated Statements of Operations (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,

	2014	2013	2014	2013

REVENUE FROM OPERATIONS
Refined product sales	$102,716,073	$104,312,768	$223,092,224	$213,484,275
Pipeline operations	67,862	77,105	121,893	150,253
Total revenue from operations	102,783,935	104,389,873	223,214,117	213,634,528

COST OF OPERATIONS
Cost of refined products sold	97,862,361	105,871,717	208,277,968	212,194,378
Refinery operating expenses	2,641,205	2,724,644	5,596,224	5,469,853
Pipeline operating expenses	61,713	36,408	89,442	81,779
Lease operating expenses	6,820	14,390	13,996	41,291
General and administrative expenses	427,060	461,539	796,544	946,103
Depletion, depreciation and amortization	391,167	331,727	781,772	660,515
Abandonment expense	-	23,901	-	51,352
Accretion expense	53,731	31,177	104,533	56,340

Total cost of operations	101,444,057	109,495,503	215,660,479	219,501,611

Income (loss) from operations	1,339,878	(5,105,630)	7,553,638	(5,867,083)

OTHER INCOME (EXPENSE)
Tank rental and easement revenue	365,850	278,349	773,366	556,699
Interest and other income	14,378	977	43,598	1,812
Interest expense	(207,379)	(280,706)	(461,179)	(561,769)
Total other income (expense)	172,849	(1,380)	355,785	(3,258)

Income (loss) before income taxes	1,512,727	(5,107,010)	7,909,423	(5,870,341)

Income tax expense, current	(74,170)	-	(276,593)	-

Net income (loss)	$1,438,557	$(5,107,010)	$7,632,830	$(5,870,341)

Income (loss) per common share
Basic	$0.14	$(0.49)	$0.73	$(0.56)

Diluted	$0.14	$(0.49)	$0.73	$(0.56)

Weighted average number of common shares outstanding:
Basic	10,441,695	10,421,629	10,436,363	10,465,736
Diluted	10,441,695	10,421,629	10,436,363	10,465,736

See notes to consolidated financial statements in Blue Dolphin's quarterly report on Form 10-Q for the three and six months ended June 30, 2014.

Blue Dolphin Energy Company & Subsidiaries

Consolidated Statements of Cash Flows (Unaudited)

	Six Months Ended June 30,

	2014	2013
OPERATING ACTIVITIES
Net income (loss)	$7,632,830	$(5,870,341)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depletion, depreciation and amortization	781,772	660,515
Unrealized loss on derivatives	(44,400)	(215,300)
Amortization of debt issue costs	16,900	16,900
Amortization of intangible assets	-	9,463
Accretion expense	104,533	56,340
Abandonment costs incurred	-	51,352
Common stock issued for services	75,001	50,000
Changes in operating assets and liabilities
Restricted cash	(677,109)	62,226
Accounts receivable	5,350,253	6,416,559
Prepaid expenses and other current assets	33,704	(36,072)
Deposits and other assets	(492,053)	(4,213)
Inventory	(2,815,138)	(1,033,422)
Accounts payable, accrued expenses and other liabilities	(3,224,935)	(4,233,122)
Accounts payable, related party	(1,395,621)	913,401
Net cash provided by operating activities	5,345,737	(3,155,714)

INVESTING ACTIVITIES
Capital expenditures	(329,871)	(887,970)
Proceeds from sale of assets	-	201,000
Net cash used in investing activities	(329,871)	(686,970)

FINANCING ACTIVITIES
Proceeds from issuance of debt	-	3,705,191
Payments on long-term debt	(5,946,901)	(60,876)
Proceeds from notes payable	2,000,000	15,032
Payments on notes payable	(62,483)	(56,740)
Net cash used in financing activities	(4,009,384)	3,602,607
Net decrease in cash and cash equivalents	1,006,482	(240,077)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	434,717	420,896
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,441,199	$180,819

Supplemental Information:
Non-cash operating activities
Reduction in accounts receivable in exchange for treasury stock received
Surety bond funded by seller of pipeline interest	$850,000	$-
Non-cash investing and financing activities:
New asset retirement obligations	$300,980	$-
Accrued services payable converted to common stock	$-	$50,000
Interest paid	$1,048,553	$521,837

See notes to consolidated financial statements in Blue Dolphin's quarterly report on Form 10-Q for the three and six months ended June 30, 2014.

Blue Dolphin Energy Company & Subsidiaries

GAAP to Non-GAAP Reconciliation -- EBITDA

	Three Months Ended June 30, 2014
	Segment

	Refinery	Pipeline	Corporate &
	Operations	Transportation	Other	Total
Revenues	`	$67,862	$-	$67,862
Operation cost(1)(2)(3)	(100,566,876)	(122,263)	(363,751)	(101,052,890)
Other non-interest income	282,517	83,333	-	365,850
EBITDA	$(100,284,359)	$28,932	$(363,751)	$(100,619,178)

Depletion, depreciation and amortization				(391,167)
Other income (expense), net				(193,001)

Income before income taxes				$(101,203,346)

Capital expenditures	$270,693	$-	$-	$270,693

Identifiable assets(4)	$53,458,327	$3,132,068	$528,110	$57,118,505
____________________

(1)	“Refinery Operations” and “Pipeline Transportation” include an allocation of general and administrative expenses based on respective revenue.
(2)
“Refinery Operations” includes the effect of economic hedges on our refined petroleum products and crude oil inventory. Cost of refined products sold within operation cost includes a realized loss of $398,639 and an unrealized gain of $171,500.

(3)	“Corporate and Other” includes general and administrative expenses associated with corporate maintenance costs, such as accounting fees, director fees and legal expense.
(4)	Identifiable assets contain related legal obligations of each business segment including cash, accounts receivable and recorded net assets.

	Three Months Ended June 30, 2013
	Segment

	Refinery	Pipeline	Corporate &
	Operations	Transportation	Other	Total
Revenues	$104,312,768	$77,105	$-	$104,389,873
Operation cost(1)(2)(3)	(108,600,407)	(164,461)	(398,908)	(109,163,776)
Other non-interest income	278,349	-	-	278,349
EBITDA	$(4,009,290)	$(87,356)	$(398,908)	$(4,495,554)

Depletion, depreciation and amortization				(331,727)
Other income (expense), net				(279,729)

Income before income taxes				$(5,107,010)

Capital expenditures	$357,744	$-	$-	$357,744

Identifiable assets(4)	$47,519,385	$1,639,318	$778,160	$49,936,863
____________________

(1)	“Refinery Operations” and “Pipeline Transportation” include an allocation of general and administrative expenses based on respective revenue.
(2)
“Refinery Operations” includes the effect of economic hedges on our refined petroleum products and crude oil inventory.  Cost of refined products sold within operation cost includes a realized loss of $212,001 and an unrealized gain of $267,350.

(3)	“Corporate and Other” includes general and administrative expenses associated with corporate maintenance costs, such as accounting fees, director fees and legal expense.
(4)	Identifiable assets contain related legal obligations of each business segment including cash, accounts receivable and recorded net assets.

	Six Months Ended June 30, 2014
	Segment

	Refinery	Pipeline	Corporate &
	Operations	Transportation	Other	Total
Revenues	$223,092,224	$121,893	$-	$223,214,117
Operation cost(1)(2)(3)	(213,935,454)	(244,773)	(698,480)	(214,878,707)
Other non-interest income	565,033	208,333	-	773,366
EBITDA	$9,721,803	$85,453	$(698,480)	$9,108,776

Depletion, depreciation and amortization				(781,772)
Other income (expense), net				(417,581)

Income before income taxes				$7,909,423

Capital expenditures	$329,871	$-	$-	$329,871

Identifiable assets(4)	$53,458,327	$3,132,068	$528,110	$57,118,505
____________________
(1)	“Refinery Operations” and “Pipeline Transportation” include an allocation of general and administrative expenses based on respective revenue.
(2)
“Refinery Operations” includes the effect of economic hedges on our refined petroleum products and crude oil inventory. Cost of refined products sold within operation cost includes a realized loss of $453,109 and an unrealized gain of $44,400.

(3)	“Corporate and Other” includes general and administrative expenses associated with corporate maintenance costs, such as accounting fees, director fees and legal expense.
(4)	Identifiable assets contain related legal obligations of each business segment including cash, accounts receivable and recorded net assets.

	Six Months Ended June 30, 2013
	Segment

	Refinery	Pipeline	Corporate &
	Operations	Transportation	Other	Total
Revenues	$213,484,275	$150,253	$-	$213,634,528
Operation cost(1)(2)(3)	(217,664,084)	(318,960)	(858,052)	(218,841,096)
Other non-interest income	556,699	-	-	556,699
EBITDA	$(3,623,110)	$(168,707)	$(858,052)	$(4,649,869)

Depletion, depreciation and amortization				(660,515)
Other income (expense), net				(559,957)

Loss before income taxes				$(5,870,341)

Capital expenditures	$887,970	$-	$-	$887,970

Identifiable assets(4)	$47,519,385	$1,639,318	$778,160	$49,936,863
____________________

(1)	“Refinery Operations” and “Pipeline Transportation” include an allocation of general and administrative expenses based on respective revenue.
(2)
“Refinery Operations” includes the effect of economic hedges on our refined petroleum products and crude oil inventory.  Cost of refined products sold within operation cost includes a realized loss of $248,441 and an unrealized gain of $215,300.

(3)	“Corporate and Other” includes general and administrative expenses associated with corporate maintenance costs, such as accounting fees, director fees and legal expense.
(4)	Identifiable assets contain related legal obligations of each business segment including cash, accounts receivable and recorded net assets.